Exhibit 99.1

Presentation Materials for Investors

August 2013

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U.S.
Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[] Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[] This presentation is made to and directed only at (i) persons outside the
United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and
Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

[] This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada
Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation
dated 14 September 2012 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at
www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Toyota's Global Businesses

TMC Consolidated Financial Results

                                                Three Months
                   Fiscal Year Ended March 31, Ended June 30,
(JPY billions)      2012      2013                        2013
---------------- -------- -------------------- ----------------
Net Revenues     18,583.7 22,064.2                      6,255.3
Operating Income   355.6    1,320.9                       663.4
Net Income         283.6     962.2                        562.2

Source: TMC FY2012 and  FY2013 20-F and  June 30, 2013 6-K

TMC Consolidated Balance Sheet

(JPY billions)	FY2012 As of March 31, 2012	FY2013 As of March 31, 2013	FY2014 As of June 30, 2013
Current assets	12,321.2	13,784.9	14,370.1
Noncurrent finance receivables, net	5,602.5	6,943.8	7,302.1
Investment & other assets	6,491.9	7,903.4	8,439.3
Property, plant & equipment, net	6,235.4	6,851.2	7,056.8
Total Assets	**30,651.0**	**35,483.3**	**37,168.3**
Liabilities	19,584.5	22,710.5	23,617.6
Shareholders' equity	11,066.5	12,772.9	13,550.7
Total Liabilities & Shareholders' Equity	**30,651.0**	**35,483.3**	**37,168.3**

Source: TMC FY2012 & FY2013 20-F & June 30, 2013 6-K

6

Toyota Across the United States

Source: Toyota Motor Corporation FY2011 and  FY2012 Financial Summary

Toyota Motor Sales, USA

[] For 2013, TMS is launching 9 new or refreshed models to help meet pent up demand given the 11 year average age of autos

[] Industry-leading investment in next-generation technologies in power-train, safety and production

-- TMS has the most fuel-efficient line-up of any full-line OEM

-- Over 2 million hybrids sold in the US and nearly 5 million globally(2)

-- 11 hybrid models (1), 1 plug-in model, and 1 EV model in TMS line-up

[] Camry, America's top-selling car for the past 11 years, celebrates its
30(th) anniversary this year. Since 1983, over 10 million vehicles have been sold

[] Recent and upcoming vehicle launches:

-4Runner -Tundra -Corolla -Scion tC

-Highlander and  HV -Lexus LS and  HV

-RAV 4 -Lexus IS
(1) Includes cars and light trucks (2) As of June 2013

Source: TMS Reports

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

J.D. Power and Associates 2013 Initial Quality Study Camry ranked No. 1	Fortune Magazine World's Most Admired Companies No. 1 ranking in 7 of the 9 criteria	Kelly Blue Book 10 Best Green Cars Avalon Hybrid & Prius Plug-in
J.D. Power and Associates 2013 Customer Service Index Lexus ranked highest among all luxury brands	Consumer Reports 2013 Automotive Rankings Lexus ranked #1 Toyota ranked #4, Scion ranked #7	Consumer Reports Top Picks Prius – top green car Highlander – top midsized SUV Scion FR-S – top sporty car
IntelliChoice's Best Overall Value Toyota won for 8 models Lexus won for 5 models	US. News & World Report 2013 Best Cars for the Money Tundra, Tacoma, Scion FR-S, Lexus RX and RX450h	2013 JD Power Vehicle Dependability Study Lexus ranked #1, Toyota ranked #3 highest non-premium brand

9

Toyota Motor Sales, USA (3)

Toyota Highlander

Toyota Motor Sales, USA (4)

Scion tC

Toyota Motor Sales, USA (5)

Lexus IS F-Sport

Lexus LS 460

Lexus LS 460 F-Sport

Toyota Financial Services

TFS Group Global Presence

[] 34 Countries and  Regions Worldwide

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[] Nearly 4.0 million active finance contracts (1)

[] AA-(2)/Aa3(2) rated captive finance company by Sand P / Moody's

[] Credit support agreement structure with TFSC/TMC

(1) As of June 30, 2013 (2) Outlook stable

Credit Support Agreements

[] Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

-- TFSC will own 100% of TMCC

-- TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding

-- If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

-- Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[] TFSC in turn has the benefit of a credit support agreement with Toyota Motor

Corporation ("TMC")

-- Same key features as TFSC/TMCC credit support agreement

-- TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

[] TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities 16 issued by TMCC's securitization trusts.

TMCC Products and Services

Consumer Dealer Commercial Finance Finance Finance

[] Retail [] Wholesale [] Forklift
[] Lease [] Real Estate [] Hino Medium Duty
[] Working Capital [] Retail
[] Revolving Credit [] Lease Lines

Insurance

[] Service Agreements
[] Ext. Warranty
[] Guaranteed Auto Protection
[] Roadside Assistance

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

Recent TMCC Business Highlights

[] Celebrating 30 years of supporting Toyota/Lexus/Scion sales and enhancing customer relationships

[] In excess of $9.2 billion income before income taxes over the past 4 years(1)

[] Continuing the trend in 2013, TFS is the top U.S. lender in all new vehicles(2)

[] Strong market share continues to drive solid financing revenues and  sales support

[] Low net charge-off ratio

[] High insurance penetration

(1) For the four year period from FY10 through FY13; $2,155mm + $2,423mm +
$3,003mm + $1,679mm = $9,260mm (2) Source: AutoCount as of May 31, 2013

TMCC Earnings Asset Composition

Managed Assets (USD billions)

Lease Retail Sold (ABS) Wholesale and other

Source: TMCC March 31,2011 10-K, March 31, 2013 10-K and June 10,2013 10-Q

Source: TMCC March 31, 2013 10-K, and  TMCC June 30, 2013 10-Q

O t h e r R e v e
N e t In come

N e t F i n an

TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year Ended March 31, 2010	2011	2012	2013	Three Months Ended June 30, 2013
Over 60 Days Delinquent [(1)]	0.45%	0.26%	0.18%	0.19%	0.21%
Allowance for Credit Losses [(1)(2)]	2.31%	1.13%	0.80%	0.63%	0.59%
Net Credit Losses [(3)]	1.03%	0.52%	0.21%	0.27%	0.17%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on a 120-day charge-off policy

Source: TMCC March 31, 2013 10-K & TMCC June 30, 2013 10-Q

22

Credit Decisioning and  Collections

[] Major adjustments to credit decisioning implemented beginning in late 2007 and enhanced in subsequent years

-- Identification and  minimization of least desirable segments

[] Renewed focus on core Toyota and Lexus business

[] Rededication of collections strategy and staff

-- Re-trained staff and  out-sourced high risk collections

-- Emphasis on early intervention

-- Optimization of staff and technology resources

[] There have been no significant changes to this fundamental approach

* Abbreviated for presentation purposes

Source: Company Reports

Cr

[]

-- 1.00%
--

Cu  0.50%
           ---
    0.0 0%
           0

Originatio 72 40% n Characte

APR Distribution

Weighted Average Original Term

New vs. Used

Weighted 660 8 CO

*As of June 30, 2013 Source: Company Reports

TMCC Funding Programs

Exceptional Liquidity

[] A-1+/P-1 direct commercial paper program [] $17 billion committed credit facilities [] $6.7 billion short-term investment portfolio(1)

[] Over $60 billion in readily salable retail loan and  lease receivables

[] Access to various domestic and international markets

[] Billions of additional capacity in global benchmark markets

[] Extensive inter-company lending infrastructure

[] Credit support agreements: TMCC []TFSC [] TMC

(1) Average balance for quarter ended June 30, 2013 27
Source: TMCC June 30, 2013 10-Q

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying and  developing new markets and investor relationships

-- Responding quickly to opportunities with best-in-class execution

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type

By Currency

As of July 31, 2013
Source: Company Reports 29

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of July 31, 2013 (3) Percentages may not add to 100% due to rounding
Source: Company Reports 30

Funding Flexibility And Responsiveness

Increased Diversification Across USD Curve (1)

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market

-- Strong emphasis placed on flexibility and responsiveness

[] Industry-leading in:

-- Liquidity management framework

-- Balance sheet strength

-- Business model resiliency

TOYOTA
FINANCIAL SERVICES